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                         MAINSTAY PLUS VARIABLE ANNUITY
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


     SUPPLEMENT DATED JANUARY 1, 1998 TO PROSPECTUS DATED NOVEMBER 15, 1997


         This Supplement describes information relating to individual flexible premium MainStay Plus Variable Annuity policies ("Policies") offered by New York Life Insurance and Annuity Corporation. This Supplement provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meaning as in the Policy Prospectus.

         Effective January 1, 1998, the name of one of the Funds under the Policies and the name of one of the Eligible Portfolios thereof will be changed. Acacia Capital Corporation will be renamed "Calvert Variable Series, Inc." and its Calvert Responsibly Invested Balanced Portfolio will be renamed "Calvert Social Balanced Portfolio." All references in the Policy Prospectus to the Acacia Capital Corporation and Calvert Responsibly Invested Balanced Portfolio should be changed to Calvert Variable Series, Inc. and Calvert Social Balanced Portfolio, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010